Transamerica Energy Infrastructure

SCHEDULE OF INVESTMENTS

At January 31, 2024

(unaudited)

	Shares	Value
COMMON STOCKS - 73.6%
Electric Utilities - 2.4%
NextEra Energy, Inc.	49,077	$ 2,877,384

Independent Power & Renewable Electricity Producers - 5.2%
Atlantica Sustainable Infrastructure PLC	136,688	2,621,676
Clearway Energy, Inc., Class C	107,192	2,598,334
Polaris Renewable Energy, Inc.	70,200	708,031
TransAlta Corp.	38,320	277,613

		6,205,654

Multi-Utilities - 3.3%
Sempra	56,065	4,012,011

Oil, Gas & Consumable Fuels - 62.7%
Antero Midstream Corp.	196,333	2,403,116
Cheniere Energy, Inc.	39,937	6,549,269
DT Midstream, Inc.	34,295	1,841,299
Enbridge, Inc.	148,682	5,278,211
EnLink Midstream LLC (A)	96,700	1,166,202
Equitrans Midstream Corp.	228,727	2,330,728
Exxon Mobil Corp.	24,162	2,484,095
Hess Midstream LP, Class A	77,864	2,632,582
Kinder Morgan, Inc.	305,277	5,165,287
ONEOK, Inc.	116,392	7,943,754
Pembina Pipeline Corp. (B)	125,666	4,326,680
Phillips 66	18,763	2,707,688
Plains GP Holdings LP, Class A (A)	319,541	5,170,173
Targa Resources Corp.	116,109	9,864,621
TC Energy Corp.	138,224	5,450,172
Williams Cos., Inc.	297,730	10,319,322

		75,633,199

Total Common Stocks (Cost $66,237,331)		88,728,248

MASTER LIMITED PARTNERSHIPS - 21.6% (C)
Oil, Gas & Consumable Fuels - 21.6%
Energy Transfer LP	599,538	8,573,394
Enterprise Products Partners LP	313,037	8,376,870
MPLX LP	174,313	6,719,766
NuStar Energy LP	27,746	610,412
Western Midstream Partners LP	63,530	1,825,217

Total Master Limited Partnerships (Cost $22,844,425)		26,105,659

OTHER INVESTMENT COMPANY - 0.3%
Securities Lending Collateral - 0.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.30% (D)	321,269	321,269

Total Other Investment Company (Cost $321,269)		321,269

Principal	Value
REPURCHASE AGREEMENT - 4.5%

Fixed Income Clearing Corp., 2.50% (D), dated 01/31/2024, to be repurchased at $5,449,637 on 02/01/2024. Collateralized by a U.S. Government Obligation, 1.88%, due 06/30/2026, and with a value of $5,558,319.

$ 5,449,259	$ 5,449,259

Total Repurchase Agreement (Cost $5,449,259)	5,449,259

Total Investments (Cost $94,852,284)	120,604,435
Net Other Assets (Liabilities) - (0.0)% (E)	(59,520)

Net Assets - 100.0%	$ 120,544,915

Transamerica Funds	Page 1

Transamerica Energy Infrastructure

SCHEDULE OF INVESTMENTS (continued)

At January 31, 2024

(unaudited)

INVESTMENT VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$88,728,248	$—	$—	$88,728,248
Master Limited Partnerships	26,105,659	—	—	26,105,659
Other Investment Company	321,269	—	—	321,269
Repurchase Agreement	—	5,449,259	—	5,449,259

Total Investments	$115,155,176	$5,449,259	$—	$120,604,435

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the security is on loan. The value of the security on loan is $313,795, collateralized by cash collateral of $321,269. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(C)	The Fund may directly invest up to, but not more than, 25% of its total assets in equity or debt securities of master limited partnerships and other entities that are treated as qualified publicly traded partnerships for federal income tax purposes. This limit does not apply to master limited partnerships, which are not treated as publicly traded partnerships for federal income tax purposes.
(D)	Rates disclosed reflect the yields at January 31, 2024.
(E)	Percentage rounds to less than 0.1% or (0.1)%.
(F)	There were no transfers in or out of Level 3 during the period ended January 31, 2024. Please reference the Investment Valuation section of the Notes to Schedule of Investments for more information regarding investment valuation and pricing inputs.

Transamerica Funds	Page 2

Transamerica Energy Infrastructure

NOTES TO SCHEDULE OF INVESTMENTS

At January 31, 2024

(unaudited)

INVESTMENT VALUATION

Transamerica Energy Infrastructure (the “Fund”) is a series of the Transamerica Funds.

Transamerica Asset Management, Inc. (“TAM”) has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. Generally Accepted Accounting Principles in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at January 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities and Master limited partnerships: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Transamerica Funds	Page 3